Property, equipment and software, net	12 Months Ended
Dec. 31, 2025
Property, equipment and software, net
Property, equipment and software, net
9.	Property, equipment and software, net
Property, equipment and software, net consist of the following:

	As of December 31,
	2024	2025
	(RMB in millions)
Land, building and building improvement	70,977	78,716
Logistics, warehouse and other heavy equipment	18,061	20,337
Vehicles	8,981	11,433
Leasehold improvement	5,895	7,656
Electronic equipment	2,947	3,259
Office equipment	757	1,255
Software	1,072	1,121

Total	108,690	123,777
Less: accumulated depreciation and impairment	(25,953)	(32,428)

Net carrying amount	82,737	91,349

Depreciation expenses were RMB6,088 million, RMB6,958 million and RMB7,655 million for the years ended December 31, 2023, 2024 and 2025, respectively. For the years ended December 31, 2023, 2024 and 2025, the Group recorded impairment losses of RMB819 million, RMB716 million and nil, respectively.